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                                                                   EXHIBIT 10.19


                        MASTER EQUIPMENT LEASE AGREEMENT


         THIS AGREEMENT, dated July 3, 1996, is made between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company, having its address at Two Midtown Plaza, Suite 1990, 1360 Peachtree Street, N.E., Atlanta, Georgia, 30309 (together with any permitted assignee of any of the Equipment, the "Lessor"), and AIR DRILLING SERVICES, INC., a Wyoming corporation having its principal place of business at 13111 East Briarwood, Englewood, Colorado (the "Lessee").

         SECTION 1. DEFINITIONS.

         "Acceptance Date" means the date on which Lessee executes a Certificate of Acceptance with respect to any Items of Equipment to be leased by Lessee pursuant to this Agreement.

         "Agreement" means this Equipment Lease Agreement.

         "Agreement Date" means the date as of which this Agreement is dated.

         "Authorized Signatories" means such officers of Lessee as may be duly authorized and designated in writing by Lessee to execute documents, agreements and instruments on behalf of Lessee.

         "Certificates of Acceptance" means those certain Certificates of Acceptance to be executed by Lessee on the Agreement Date and thereafter, substantially in the form attached hereto as Exhibit A.

         "Equipment" means and includes the aggregate of all Items of Equipment described on the Equipment Schedules.

         "Equipment Lease Applications" means those certain Equipment Lease Applications, to be made by Lessee and, in its sole discretion, accepted by Lessor, from time to time with respect to certain Items of Equipment, substantially in the form of Exhibit C attached hereto and made a part hereof.

         "Equipment Schedules" means those certain Equipment Schedules, numbered 1 through 3, which are attached to this Agreement, and any Equipment Schedules subsequently attached to this Agreement with the mutual consent of Lessor and Lessee, and includes any Certificate of Acceptance or other attachment to any such Equipment Schedule; and "Equipment Schedule" means any one of the foregoing Equipment Schedules.

         "Event of Default" means any of the events specified in Section 20, provided that any requirement for notice or lapse of time, or both, has been satisfied.
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         "Event of Loss" means, with respect to any of the Equipment, any loss or damage of any type or degree whatsoever, including without limitation, any destruction, theft or governmental taking, however caused or occasioned, whether partial or complete, and whether or not covered by insurance.

         "Indemnified Parties" means the Lessor and any assignee of Lessor, including but not limited to any Person to whom Lessor grants a security interest in any Lease; and "Indemnified Party" means any one of the Indemnified Parties.

         "Items of Equipment" means and includes all of the items of equipment described on any Equipment Schedule.

         "Lease" means any individual Lease of any Items of Equipment created pursuant to the terms of this Agreement and the particular Equipment Schedule pertaining to such Items of Equipment.

         "Lease Documents" means, without limitation, this Agreement, the Equipment Lease Applications, the Equipment Schedules, the Certificates of Acceptance, and any other document, instrument or agreement executed in connection herewith or therewith or contemplated hereby or thereby.

         "Litigating Party" means that party to this Agreement who resorts to litigation to enforce any Manufacturer's warranty; and the "Nonlitigating Party" means the other party to this Agreement.

         "Loss" shall have the meaning ascribed to it in Section 16 hereof.

         "Manufacturer" means, with respect to any Items of Equipment, the manufacturer or distributor which sold such Items of Equipment to Lessor to be leased to Lessee pursuant to this Agreement.

         "Materially Adverse Effect" means any materially adverse effect upon the business, assets, liabilities, financial condition, results of operations or business prospects of Lessee or upon the ability of Lessee to perform its obligations under this Agreement or any Lease Document.

         "Modifications" means any modifications or alterations to the physical condition of any Items of Equipment.

         "Net Proceeds" means (i) the proceeds received by Lessor from a sale of any Items of Equipment repossessed under Section 20 hereof, or the aggregate rent paid to Lessor pursuant to a new lease of such Items of Equipment discounted at the Discount Rate, whichever is greater, less (ii) all costs and expenses (including attorneys' fees and disbursements) incurred by Lessor as a result of Lessee's-default and Lessor's exercise of its remedies with respect thereto.





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         "Overdue Rate" means, at any time, an interest rate equal to the greater of (i) 12% percent per annum or (ii) 3% percent above the Prime Rate.

         "Person" means any individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Prime Rate" means the rate of interest adopted by First Interstate Bank of Denver, N.A. as its "prime rate".

         "Rent" means the obligation of Lessee to pay Basic Rent, Supplemental Rent and all other amounts due under the Lease Documents.

         "Return Condition" means the condition in which the Equipment shall be returned to Lessor by Lessee pursuant to Section 9(b) hereof.

         "Supplemental Rent" means all amounts other than Basic Rent which are due and payable or which become due and payable by Lessee to Lessor pursuant to the terms of this Agreement or any Lease Document.

         "Term" means, with respect to any Lease, the period between and including the Acceptance Date and the Expiration Date, unless otherwise provided herein or in any of the Lease Documents.

         The terms "Overdue Rate," "First Basic Rent Date," "Last Basic Rent Date," "Expiration Date," and "Casualty Value," when used with respect to the leasing of any Items of Equipment, shall have the meanings set forth in the applicable Equipment Schedule or Certificate of Acceptance attached to such Equipment Schedule for such Items of Equipment.

         SECTION 2.  AGREEMENT FOR LEASE OF EQUIPMENT.

         Subject to, and upon all of the terms and conditions contained in this Agreement and in the Equipment Schedules attached hereto, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor all of the Equipment which is delivered to and accepted by Lessee in the manner described in Section 4 below. Each Equipment Schedule, with the attached Certificate of Acceptance and all other documents attached thereto, when fully executed by Lessor and Lessee as provided therein, shall constitute a separate Lease of the Items of Equipment described on such Equipment Schedule. The terms and provisions of this Agreement shall be incorporated by reference in each Equipment Schedule, and such terms and provisions are intended to govern and be applied to the rights and obligations of Lessor and Lessee regarding each of the Items of Equipment and the Lease pertaining thereto.





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         SECTION 3. CONDITIONS PRECEDENT.

         The obligation of Lessor to sign this Agreement and to lease any Items of Equipment to Lessee is subject to the fulfillment of each of the following conditions:

         (a) the delivery by Lessee to Lessor on or prior to the Agreement Date of each of the following documents in form and substance satisfactory to
Lessor:

                 (i) certified resolutions of Lessee's Board of Directors, authorizing the lease of all of the Equipment and Lessee's execution, delivery and performance of this Agreement, the other Lease Documents, and all other related documents, which resolutions shall be in form and substance satisfactory to Lessor;

                 (ii) an incumbency certificate for the Authorized Signatories of Lessee, in form and substance satisfactory to Lessor;

                 (iii) certificates or other evidence of the insurance coverage required under Section 12 hereof pertaining to the relevant Items of Equipment;

                 (iv) such landlord's or mortgagee's waivers as may be required by Lessor pursuant to Section 8 hereof, in form and substance satisfactory to Lessor; and

                 (v) such other documents as Lessor may request, including, without limitation, Uniform Commercial Code Financing Statements, certified by an appropriate governmental official or an Authorized Signatory of Lessee if so requested.

         (b) written certification by an Authorized Signatory of Lessee that, as of each applicable Acceptance Date:

                 (i) no event which is, or with notice or lapse of time or both would become, an Event of Default hereunder has occurred and is continuing; and

                 (ii) there has been no Materially Adverse Effect since the date of the last financial statements of Lessee submitted to Lessor prior to the applicable Acceptance Date.

         SECTION 4. ACCEPTANCE OF EQUIPMENT.

         Immediately upon delivery to Lessee of any Items of Equipment, Lessee shall (i) inspect such Items of Equipment, and (ii) execute and deliver to Lessor the Certificate of Acceptance attached to the Equipment Schedule for such Items of Equipment. Lessee's execution of such Certificate of Acceptance shall constitute (i) Lessee's unconditional acceptance of such Items of Equipment for lease from Lessor on the Acceptance Date specified in such Certificate of Acceptance, and (ii) Lessee's acknowledgment and certification that such Items of Equipment have been delivered to and inspected by Lessee,





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have been installed to Lessee's satisfaction, are in good working order, repair and condition.

         SECTION 5. TERM OF LEASE.

         The Lease Term for any Items of Equipment shall commence on the Acceptance Date for such Items of Equipment, provided that each of the conditions precedent set forth in Section 3 hereof has been fulfilled to Lessor's satisfaction as of that date. The Lease Term for any Items of Equipment shall expire on the Expiration Date specified in the relevant Certificate of Acceptance, unless sooner terminated or unless extended pursuant to the provisions of the Lease for such Items of Equipment.

         SECTION 6. RENTAL CHARGES.

         Lessee shall pay to Lessor as rent for any Items of Equipment during the Lease term therefor the following amounts (collectively, the "Rent"):

         (a)     On the Acceptance Date, an amount equal to the Interim Rent;

         (b) Commencing on the First Basic Rent Date and on each Basic Rent Date thereafter to and including the Last Basic Rent Date, an amount equal to the Basic Rent;

         (c) As Supplemental Rent, on or before the date required by the terms hereof (or upon Lessor's demand if no such date is specified herein), any other amount which Lessee is obligated to pay hereunder with respect to such Items of Equipment including indemnity payments and payments of Casualty Value; and

         (d) If Lessee shall fail to pay when due all or any portion of any payment of Rent, to the extent permitted by law such unpaid amount shall bear interest for each day from the date it became so due until paid in full, payable on demand, at the Overdue Rate.

         SECTION 7. NET LEASE.

         Each Lease created hereunder for any Items of Equipment shall be a net lease and Lessee acknowledges that Lessee's obligations thereunder, including, without limitation, its obligation to pay all Rent, shall be absolute and unconditional and, except as provided in Section 13 hereof, Lessee shall not be entitled to any abatement, reduction, defense, counterclaim, set-off or recoupment, including, without limitation, abatements, deductions or set-offs due or alleged to be due by reason of any past, present or future claim of Lessee under any Lease, or any other agreement, contract or undertaking, against Lessor, any assignee of Lessor, or any vendor or Manufacturer of Equipment. Except as otherwise expressly provided herein, such Leases shall not terminate, nor the obligations of Lessee or Lessor thereunder be otherwise affected, for any reason whatsoever, including, without limitation, (i) any defect in the Equipment or any part or Items of Equipment thereof or Lessor's title thereto, or any damage or destruction to, loss of or interference with the





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possession or use of any Items of Equipment from any cause whatsoever; (ii) any liens, encumbrances or rights of others with respect to all or any part of the Equipment; (iii) the invalidity or unenforceability or lack of due authorization of this Agreement or any Lease; (iv) any insolvency of or any bankruptcy, reorganization or similar proceeding against Lessee or Lessor; or
(v) any other cause similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties hereto that all Rent and other amounts payable by Lessee hereunder shall continue to be payable in all events in the same manner and times herein provided, unless the obligation to pay them shall be terminated pursuant to the express provisions of this Agreement. To the extent permitted by applicable law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to cancel, quit or surrender this Agreement, any Lease or any of the Equipment, except in accordance with the express provisions hereof. Each payment of Rent made by Lessee hereunder shall be final, and Lessee shall not seek to recover all or any part of such payment from Lessor or any assignee of Lessor for any reason whatsoever.

         SECTION 8. OWNERSHIP OF EQUIPMENT.

         The Equipment shall at all times remain the property of Lessor and any Items of Equipment may be removed from Lessee's premises or any other location by Lessor or its representatives at any time after termination of the Lease with respect thereto. Lessee shall, at its sole cost and expense, affix tags, decals or plates to each of the Items of Equipment indicating ownership by Lessor or Lessor's assignee, which type of tag, decal or plate and location may be specified by Lessor, and Lessee shall not permit their removal or concealment. In addition, Lessee shall, at its sole cost and expense, cause all Items of Equipment to display the serial numbers specified in the Equipment Schedules. Lessee agrees, at its sole cost and expense, to execute and deliver such Uniform Commercial Code financing statements and other instruments, including, without limitation, landlord's or mortgagee's waivers, as may be necessary to protect the right, title and interest of Lessor and any assignee of Lessor in and to this Agreement or the Equipment or any Items of Equipment thereof. Lessee shall, at its own expense, protect and defend Lessor's title in the Equipment and any Items of Equipment thereof against all claims and liens of Lessee's creditors or any other person or entity whatsoever and shall at all times keep all Items of Equipment free and clear of all claims, liens and encumbrances except those running in favor of Lessor. Lessee shall not claim any income tax deduction for depreciation with respect to the Equipment, nor, unless specifically provided to the contrary in the relevant Equipment Schedule(s), any investment tax credit with respect thereto.

         SECTION 9. POSSESSION.

         (a) Lessor warrants to Lessee that Lessee shall be entitled, as against all persons claiming by, through or under Lessor, to possess each of the Items of Equipment, subject to the terms of the individual Lease for such Items of Equipment and the terms of this Agreement, so long as Lessee is not in default hereunder or under such Lease.





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         (b)     Upon the expiration or earlier termination of each such Lease,
Lessee shall, at its sole cost and expense and subject to the terms of this Agreement, return the Items of Equipment leased thereunder to Lessor at the place within the continental United States designated by Lessor in as good condition and operating order as when delivered to Lessee, reasonable wear and tear excepted.

         SECTION 10. MAINTENANCE.

         (a) Lessee at all times shall keep, repair, maintain and preserve the Equipment in good order and operating condition.

         (b) All repair, maintenance and service charges related to the Equipment shall be borne by Lessee.

         SECTION 11. LOCATION AND USE OF EQUIPMENT.

         (a) During the term of each Lease for Items of Equipment, such Items shall be located at the address indicated in the relevant Certificate of Acceptance, or such other location as may be approved by the Lessor from time to time. Items of Equipment may be removed from such address only with the prior written consent of Lessor and any assignee of Lessor, and with the prior execution and filing by Lessor, any assignee of Lessor and Lessee, of such Uniform Commercial Code financing statements and other filings in such new locations as are necessary to preserve the right, title and interest of Lessor and any assignee of Lessor in the Items of Equipment.

         (b) Lessee covenants and warrants that during the period that any Equipment is leased to Lessee hereunder, such Equipment will be used and operated at all times in compliance with the laws of the jurisdiction(s) in which it is located, and in compliance with all actions, rules, regulations and orders of any commission, board or other legislative, administrative, or judicial body or officer having power to regulate or supervise the use or operation of the Equipment. Lessee shall not install or use the Equipment or any items thereof in such manner or in such circumstances that such Equipment or any items thereof are deemed to be an accession to other personal property or are deemed to be real property or a fixture thereon.

         SECTION 12.  INSURANCE.

         During the period that any Equipment is leased to Lessee hereunder, Lessee will, at all times and at its sole expense, carry and maintain, or cause to be carried and maintained, the following insurance, satisfactory to Lessor in form, substance and insurance carrier: (a) insurance for loss of or damage to the Equipment caused by fire, lightning, rust, tornado and windstorms, explosion, smoke and smudge, aircraft and motor vehicle damage, strikes, riots and civil commotion, burglary and theft, vandalism and malicious mischief, and other casualty events customarily insured against with respect to similar equipment, in an amount not less





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than the Casualty Value of the Equipment; and (b) public liability insurance covering the Equipment, in such amounts and against such risks as is customary with respect to similar equipment. Such policies will provide that (i) the policies may not be invalidated against Lessor or any assignee of Lessor by reason of any violation of a condition or breach of warranty of the policies or the application therefor by Lessee, (ii) the policies may be cancelled or materially altered or reduced in coverage by the insurer only after thirty
(30) days' prior written notice to Lessor and any assignee of Lessor, and (iii) the insurer will give written notice to Lessor and any assignee of Lessor in the event of nonpayment of premium by Lessee when due. On the Agreement Date, and thereafter not less than thirty (30) days prior to their expiration, Lessee shall deliver to Lessor or its assignees, as appropriate, originals of all insurance policies covering the Equipment as required by this Section; provided, however, that Lessor or any assignee of Lessor, as appropriate may, in its sole discretion, agree to accept copies of the policies, certificates of insurance, or other satisfactory evidence in lieu of original policies. Such policies may be blanket policies covering other equipment not subject to the Leases created hereunder and under the Equipment Schedules, provided that any such blanket policy or certificate of insurance issued with respect thereto shall specifically describe the Equipment as being included therein and covered thereby to the full extent of the coverages and amounts required hereunder. If Lessee shall fail to obtain or maintain the insurance required under this Section, Lessor or any assignee of Lessor may obtain such insurance and Lessee shall reimburse Lessor or any such assignee of Lessor, as the case may be, upon demand, for the cost thereof as Supplemental Rent hereunder. With respect to those insurance policies required by Section 12(a) above, Lessor and any assignee of Lessor shall be named as the sole loss payees, as their interest may appear; all insurance proceeds payable thereunder shall be payable and paid solely to Lessor and to any assignee of Lessor, as their interests may appear. With respect to those insurance policies referred to in Section 12(b), Lessor and any assignee of Lessor shall be named as additional insureds.

         SECTION 13. RISK OF LOSS;  EVENT OF LOSS.

         (a) Lessee hereby assumes and shall bear the entire risk of all Events of Loss. No Event of Loss shall relieve Lessee of any of its obligations under this Lease including, without limitation, its obligation to pay Rent. Lessee shall immediately notify Lessor of any Event of Loss involving the Equipment or any Items of Equipment or part thereof.

         (b) If an Event of Loss occurs with respect to any Items of Equipment, Lessee, at the option and direction of Lessor, shall: (i) repair or restore the Items of Equipment to good repair, condition and working order; or
(ii) replace the Items of Equipment with identical equipment in good repair, condition and working order, title to which shall be transferred to Lessor free and clear of all liens, claims and encumbrances whatsoever; or (iii) pay Lessor in cash the Casualty Value for any such Items of Equipment as set forth in the relevant Certificate of Acceptance.





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         (c)     If Lessor has directed Lessee to repair, restore or replace any Item of Equipment pursuant to clause 13(b)(i) or 13(b)(ii) above and Lessee has done so in accordance with the terms thereof, then, if Lessee is not in default hereunder, Lessor shall pay to Lessee any insurance proceeds received by it in connection with the Event of Loss affecting such Item of Equipment. In the event of an election by Lessor pursuant to clause 13(b) (iii) above, and upon payment by Lessee of the Casualty Value and any accrued and unpaid Rent and all other amounts due under the Lease for such Items of Equipment, Lessee's obligation to pay Rent with respect to such Items of Equipment shall terminate, and Lessee shall become entitled to possession and ownership of such Items of Equipment, or parts or components thereof, AS IS, WHERE IS, and without any warranty by Lessor, express or implied, and all insurance proceeds from such Event of Loss with respect thereto shall be paid to Lessee.

         SECTION 14. ENFORCEMENT OF WARRANTY.

         (a) Upon receipt of written request from Lessee, and so long as this Agreement and the relevant Leases for Items of Equipment shall remain in force, Lessor shall take all reasonable action requested by Lessee to enforce any Manufacturer's warranty, express or implied, issued on or applicable to any Items of Equipment, which is enforceable only by Lessor in its own name, or only in conjunction with Lessor in its own name, provided, however, that Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all expenses in connection therewith.

         (b) Similarly, if any such warranty for any Items of Equipment shall be enforceable only by Lessee in its own name, or only in conjunction with Lessee in its own name, Lessee hereby agrees, upon receipt of written request from Lessor and so long as this Agreement and the relevant Leases for Items of Equipment shall remain in force, to take all reasonable action requested by Lessor to enforce any such warranty, provided, however, that Lessee shall not be obligated to resort to litigation to enforce any such warranty unless Lessor shall pay all expenses in connection therewith.

         (c) Lessor hereby assigns to Lessee any warranty rights which Lessor may have against the Manufacturer with respect to any Items of Equipment, to the extent such warranty rights are assignable. With respect to such warranty rights as are not assignable, Lessor hereby appoints Lessee as its agent and attorney-in-fact for the purpose of enforcing such warranty rights at Lessee's expense for so long as no Event of Default hereunder shall have occurred and be continuing.

         (d) In the event that either Lessor or Lessee resorts to litigation to enforce any warranty, it is agreed that the Litigating Party shall have the right to take such action as it deems appropriate to settle, compromise or otherwise dispose of any claim under any such warranty, provided that the Nonlitigating Party shall not be bound by any rulings, judgments, decisions, agreements, compromises and settlements made or handed down with respect thereto or entered into by the Litigating Party unless the Nonlitigating Party shall have agreed in writing to be bound thereby.





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         SECTION 15. DISCLAIMER OF WARRANTIES.

         Lessor leases the Equipment to Lessee AS IS, WHERE IS, in whatever condition it may be, without any agreement, warranty or representation, express or implied, as to any matter whatsoever respecting the Equipment. Without limiting the generality of the foregoing, Lessor expressly disclaims any implied warranty of merchantability, fitness or adequacy for any particular purpose or use, quality, productiveness or capacity.

         SECTION 16. INDEMNIFICATION.

         (a) Lessor shall not be liable to Lessee for, and Lessee shall indemnity and hold the Indemnified Parties harmless on an after-tax basis from and against any obligation, liability (including liability for negligence), claim, demand, action, suit, judgment, cost, loss, damage or expense (including litigation expenses and attorneys' fees) of any kind or nature imposed on, incurred by or asserted against Lessor, caused, directly or indirectly, by or relating to: (i) the inadequacy of any Items of Equipment for any purpose, (ii) any deficiency or defect (patent or latent) in any Items of Equipment, (iii) the use, operation or performance of any Items of Equipment, (iv) any interruption or loss of service, use or performance of any Items of Equipment,
(v) any patent, trademark or copyright infringement relating to any Items of Equipment, or (vi) any loss of business or other consequential damages whether or not resulting from any of the foregoing. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSOR SHALL NOT BE LIABLE FOR INJURIES TO PERSONS OR DAMAGE TO THE EQUIPMENT OR ANY OTHER PROPERTY UNDER ANY THEORY OF STRICT LIABILITY, AND LESSEE SHALL INDEMNIFY AND SAVE LESSOR AND EACH OTHER INDEMNIFIED PARTY HARMLESS FROM ANY SUCH LIABILITY AND ALL COSTS AND EXPENSES IN DEFENDING AGAINST SUCH LIABILITY. All of Lessor's rights under this Section 16 shall survive the termination of the Leases created hereunder.

         Lessee shall give each Indemnified Party prompt written notice of any occurrence, event or condition known to Lessee as a consequence of which any Indemnified Party may be entitled to indemnification hereunder. Lessee shall forthwith upon demand by any such Indemnified Party reimburse such Indemnified Party for amounts expended by it in connection with any of the foregoing or pay such amounts directly. Lessee shall be subrogated to the rights of each Indemnified Party to the extent Lessee has reimbursed such Indemnified Party or paid directly expenses arising under this Section 16. If any action, suit or proceeding is brought against any Indemnified Party in connection with any claim indemnified against hereunder, such Indemnified Party will, promptly after receipt of notice of the commencement of such action, suit or proceeding, notify Lessee thereof in writing, enclosing a copy of all papers served upon such Indemnified Party; provided, however, failure to give such notice or to enclose such papers shall not relieve Lessee from any liability hereunder. Lessee may, and upon such Indemnified Party's request will, at Lessee's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended by counsel selected by Lessee and reasonably satisfactory to such Indemnified





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Party. In the event of any failure by Lessee to so defend or resist, Lessee shall pay all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by such Indemnified Party in connection with such action, suit or proceeding. The provisions of this Section, and the obligations of Lessee under this Section, shall apply from the date of the execution of this Agreement notwithstanding that the Term may not have commenced with respect to any individual Lease of any Items of Equipment, and shall survive and continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement or the Leases or any of them.

         (b) Lessee shall pay, indemnity and hold Lessor and each other Indemnified Party harmless on an after-tax basis from and against all taxes, fees and other charges, however designated, which are levied or imposed by any governmental authority upon any Items of Equipment or upon the sale, purchase, ownership, lease, use, possession or disposition thereof or upon Rent payable under the Lease therefor, including but not limited to sales and use taxes, personal property taxes, privilege and excise taxes, franchise taxes, ad valorem and value added taxes, leasing taxes, stamp taxes, gross receipts and gross income taxes and license and registration fees, excluding however (except as shall be necessary to hold any Indemnified Party harmless on an after-tax basis from and against any amount or event otherwise indemnified hereunder), taxes levied against Lessor upon or measured by Lessor's net income, net worth or capital stock. To the event permitted by applicable law, Lessee shall prepare (in such manner as will show Lessor's ownership of the Items of Equipment) and timely file all tax returns required by law in connection with taxes payable or indemnified by Lessee hereunder. With respect to any such tax return required by law to be filed by Lessor, Lessee shall notify Lessor of such requirement and furnish Lessor with all forms and information necessary for the preparation and timely filing of such return.

         (c) Except as may be otherwise indicated on any Equipment Schedule, Lessor has agreed to lease the Items of Equipment to Lessee in part upon the assumption that Lessor (which for purposes of this Section 16(c) shall include any assignee of Lessor other than any Person to whom Lessor grants solely a security interest in any Lease) will be entitled for federal income tax purposes to cost recovery deductions with respect to the Items of Equipment as provided for "five year property" by Section 168 of the Internal Revenue Code of 1986, as amended, equal to Lessor's basis in such Items of Equipment multiplied by the following percentages for the following taxable years of Lessor, beginning with the taxable year in which Lessor acquires ownership of such Items of Equipment: 20% percent for Year 1, 20% for Year 2, 20% for Year 3, 20% for Year 4, and 20% for Year 5. If, as the direct result of (i) any act or omission of Lessee, including any act or omission permitted, but excluding any act or omission required, by the Lease, or (ii) any breach by Lessee of any representation, warranty or covenant contained in the Lease, Lessor shall lose, shall not have or shall lose the right to claim, or shall suffer a disallowance or recapture of or delay in claiming all or any portion of such cost recovery deductions in computing Lessor's federal income tax liability (any such event being referred to herein as a "Loss"), then Lessee shall pay to Lessor such amount as will, after reduction by all federal, state and local taxes payable by Lessor in respect of the receipt of such amount, be equal to the sum of (x) the





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present value (employing the Prime Rate) of the net increase in the federal income tax liability of Lessor (after giving affect to any federal income tax savings available to Lessor as a result of such Loss or the circumstances giving rise thereto) attributable to such Loss, and (y) the amount of all interest, penalties and additions to tax payable by Lessor in connection with such Loss. In the event that a federal income tax benefit that was taken into account in computing the indemnity payable to Lessor pursuant to the preceding sentence shall for any reason be or become unavailable to Lessor or be recaptured, then such unavailability or recapture shall be treated as a Loss.

         SECTION 17. MODIFICATION OF EQUIPMENT.

         (a) If subsequent to the Acceptance Date of the relevant Lease, Lessee desires to make, or cause to be made, any Modifications to any Items of Equipment then subject to the Lease, Lessee, with the prior written consent of Lessor, which consent shall not be unreasonably withheld, may purchase and install any Modifications at Lessee's own expense, and any such Modifications shall be deemed to be part of the Items of Equipment leased under the relevant Lease; and Lessee shall be responsible for all related transportation and installation charges and maintenance charges for such Modifications.

         (b) If, during the term of the relevant Lease for any Items of Equipment, any Modifications which have been purchased by Lessee interfere with the normal and satisfactory operation or maintenance of the Items of Equipment, or any part thereof, Lessee shall, upon notice from Lessor to that effect, promptly remove such Modifications and restore the Items of Equipment to their original condition, reasonable wear and tear excepted. Upon termination of the Lease of such Items of Equipment, unless Lessor directs otherwise in writing, or unless retention of any Modifications purchased by Lessee is necessary to maintain any Items of Equipment in Return Condition, Lessee shall remove any such Modifications from such Items of Equipment and restore such Items of Equipment to Return Condition.

         (c) All Modifications with respect to any Items of Equipment which cannot be readily removed without causing material damage to such Items of Equipment, or which are not removed in accordance with the terms hereof, shall become and remain the property of Lessor.

         (d) In the event that the making of any Modifications require the removal or physical replacement of any existing component of any Items of Equipment leased under the relevant Lease, Lessee shall properly store any such replaced component at the same location where the Items of Equipment are located and, at the expiration or earlier termination of the Lease term, shall return such replaced component to Lessor, or its designee, in Return Condition. In the event that any such replaced component being stored by Lessee is lost, stolen or damaged to the extent that it cannot be returned in Return Condition, Lessee shall pay to Lessor an amount equal to the Casualty Value for such replaced component.

         (e) Anything in this Section 17 to the contrary notwithstanding, Lessee shall make no nonseverable improvement to any Items of Equipment within the meaning of Revenue Procedure 75-21 as amended by Revenue Procedure 79- 48 and by Revenue Procedure 81-71 which, if made, would not satisfy the conditions imposed by Section 4(4).03 of Revenue Procedure 75-21 as so amended.

         SECTION 18. TRANSPORTATION EXPENSES.

         All transportation and installation expenses incurred in connection with the delivery of the Equipment to Lessee shall be paid by Lessee. Necessary packing equipment for the return of Items of Equipment to Lessor at the end of the applicable Lease term, and such labor as may be necessary for the Equipment when in the possession of Lessee, shall be furnished by Lessee at its expense. Transportation expenses incurred in connection with redelivery of the Equipment to Lessor shall be paid by Lessee.

         SECTION 19. INSPECTION AND REPORTS.

         (a) Upon request, Lessee shall permit Lessor or persons designated by Lessor to inspect the Equipment.

         (b) Lessee shall immediately notify Lessor of any accident or damage arising out of the alleged or apparent improper manufacture, installation, functioning or operation of the Equipment, or any other cause whatsoever, the time, place and nature of the accident or damage, the names and addresses of parties involved, persons injured, witnesses and owners of other property damaged, and such other relevant information as may be known or can readily be ascertained by Lessee, and shall promptly advise Lessor of all correspondence, papers, notices and documents received by Lessee in connection with any claim or demand related to such improper manufacturing, installation, operation or functioning of the Equipment or charging Lessor with liability with inspect thereto.

         SECTION 20. EVENTS OF DEFAULT AND LESSOR'S REMEDIES.

         (a) Any of the following events shall constitute an Event of Default under any Lease created hereunder: (i) Lessee shall fail to pay any Basic Rent or other amount due under any such Lease within ten (10) days of the applicable due date; (ii) Lessee shall attempt to remove, sell, transfer, encumber, part with possession of, assign or sublet (except as expressly permitted by the provisions hereon) the Items of Equipment leased under such Lease or any part thereof; (iii) any representation. or warranty made by Lessee in this Agreement or in any document or certificate furnished to Lessor in connection herewith, shall prove to have been incorrect in any material respect when made; (iv) Lessee shall fail to perform or observe any other of its covenants or obligations under the Lease for a continuous period of thirty (30) days after receipt by Lessee of written notice thereof from Lessor; (v) Lessee shall cease doing business as a going concern; (vi) a petition shall be filed by or against Lessee under the Federal Bankruptcy Code or an amendment thereto (including a petition for reorganization or arrangement), and, if filed against Lessee, such petition shall not have been discharged within sixty (60) days after such filing; (vii) a receiver shall be appointed for Lessee or its property; or (viii) Lessee shall become insolvent, make an assignment for the benefit of creditors, or offer a composition of any of its indebtedness.

         (b) Upon the occurrence of any Event of Default under such Lease, as specified in subsection (a) of this Section 20, and at any time thereafter so long as the same shall be continuing, Lessor or any assignee of Lessor with respect to such Lease, at its sole option, may (i) declare immediately due and payable by Lessee, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the sum of (A) all unpaid Rent due under such Lease up to the date of payment by Lessee under this clause (i), and (B) the Casualty Value of the Items of Equipment leased under such Lease as of the Basic Rent Date immediately preceding the date on which Lessor or its assignee declares an Event of Default to exist; (ii) terminate the Lease, without prejudice to any; other remedies of Lessor hereunder; (iii) whether or not the Lease has been terminated pursuant to subsection (il) above, take possession of the Items of Equipment subject to such Lease during Lessee's normal business hours, wherever the Items of Equipment may be located, without demand, notice, court order or other process of law, and Lessee hereby waives any right it may have to notice and hearing before repossession. Lessee hereby further waives any and all damages occasioned by such entry or taking of possession. Any taking of possession pursuant to this subsection (b)(iii) shall not in itself constitute termination of the Lease and shall not, in any event, relieve Lessee of its obligations under the lease.

         Lessee shall reimburse Lessor for all reasonable expenses (including attorneys' fees) incurred by Lessor in enforcing its rights under this Section
20. Any unpaid Rent and any unpaid Casualty Value payable as liquidated damages pursuant to clause (i) of this subsection 20(b) shall bear interest at the Overdue Rate until paid in full.

         Upon taking possession of any Items of Equipment after an Event of Default, Lessor may, at its sole option and without notice to Lessee, lease the repossessed Items of Equipment to any third party on such terms and conditions as Lessor may determine, or sell such Items of Equipment at public auction or at private sale, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such sale or lease, except to the extent specified in this subsection 20(b). In the event that Lessor leases or sells any repossessed Items of Equipment, the Net Proceeds of such lease or sale shall first be credited to any amounts due and owing by Lessee under clause (i) above, and second, shall be used to reimburse Lessee for any payment already made by Lessee on account of amounts owed under clause (i) above Any surplus shall be retained by Lessor to the extent permitted by Section 2(c) of the Waiver and Amendment No. 3 between Lessor and Lessee et al. dated July 2, 1996. Lessee shall remain liable for any deficiency resulting from an excess of amounts due and owing by Lessee over Net Proceeds. No right or remedy conferred upon or reserved to Lessor hereunder shall be exclusive of any other right or remedy, and each shall be cumulative and in addition to all other remedies available at law or in equity. The failure of Lessor to exercise the rights granted hereunder upon the occurrence of any Event of Default shall not constitute a waiver of any further or subsequent Event of Default.

         SECTION 21. SUBLEASES AND ASSIGNMENTS.

         (a) Lessee may, at its sole cost and expense, sublease any Items of Equipment, or assign its rights or obligations under the Lease for such Items of Equipment, to Lyon Credit Corporation as security for its obligations to that lender, and to Lessee's subsidiaries and affiliates for use in its operations outside the continental United States.

         (b) Lessor may, at any time and from time to time, without notice to, or the consent of, Lessee: (i) assign, sell or transfer, in whole or in part, Lessor's rights under any Leases created hereunder with respect to any Items of Equipment, and any or all of Lessor's rights thereunder, including, without limitation, the right to receive any or all Rent payable under such Leases, in each case to First Interstate Bank of Denver, N.A.; (ii) sell, transfer or assign legal title to and ownership of the Equipment or any Items of Equipment thereof to any Person; and (iii) mortgage or grant a security interest in any Leases or in the Equipment or any Items of Equipment thereof, to any Person; provided, however, that any such assignment, sale, transfer, mortgage or grant of security interest shall be subject to Lessee's rights under any such Leases so long as no Event of Default has occurred and is continuing thereunder. Subsequent to any such assignment by Lessor, Lessor shall give Lessee written notice of such assignment, identifying therein the name and address of the assignee. Any such assignee of Lessor shall have all of the right, title and interest of Lessor as relate solely to the Items of Equipment and Lease or Leases assigned sold, or transferred to such assignee, and any assignee, other than an assignee to whom Lessor has only granted a security interest, shall become for all purposes of this Agreement and the relevant Lease, beginning on the date of such assignment, the Lessor of such Items of Equipment. Lessee hereby consents to such assignments, and agrees to acknowledge in writing any such assignment within five (5) days after receipt of written notice thereof from Lessor, and in the case of any such assignment, to take steps to confirm the status of any such assignee hereunder and under the relevant Lease, including without limitation, providing to such assignee, at Lessee's sole cost and expense, any document (including Uniform Commercial Code financing statements or continuation or assignment statements) reasonably requested by such assignee to evidence or protect such assignee's title or other interest in the relevant Items of Equipment.

         (c) So long as Lessor's rights hereunder are assigned to any assignee, Lessee may not assert against any such assignee any defense, counterclaim, recoupment or set-off Lessee may have against Lessor. Lessee agrees that it will not seek to cancel or terminate this Agreement or any of the Leases created hereunder (except as expressly permitted herein) or otherwise avoid its obligations hereunder or thereunder as against such assignee, and further agrees that it will pay to such assignee all Rent due under such Leases and assigned to such assignee, without regard to any such defense, counterclaim, recoupment or set-off, and will not seek to recover any part of the same from such assignee.

         SECTION 22.  LESSEE'S AND LESSOR'S WARRANTIES.

         (a) Lessee hereby warrants and represents to Lessor, its successors and assigns as follows: (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, and is qualified to do business in, and is in good standing in, each state or other jurisdiction in which the nature of its business makes such qualifications necessary (including each state or other jurisdiction in which the Equipment or any part thereof will be located); (ii) Lessee has the corporate power and due authority to execute and to perform its obligations under this Agreement, the Lease Documents and any related documents and certificates and to lease the Equipment under the Leases; (iii) the leasing of the Equipment from Lessor, the execution and delivery of this Agreement, the Lease Documents and any other related instruments, documents and agreements, and the compliance by Lessee with the terms thereof do not conflict with and will not result in a violation or breach of Lessee's Certificate or Articles of Incorporation, its Bylaws, or any indenture, contract or agreement by which Lessee is bound, or any statute, judgment, decree, rule or regulation binding upon Lessee; (iv) no consent or approval of any trustee or holder of any indebtedness or obligation of Lessee, or of any governmental authority, is necessary (or, if required, such consent or approval has been obtained;) for Lessee's execution or performance of this Agreement or any of the Lease Documents; (v) this Agreement and the other Lease Documents, when executed by Authorized Signatories, will constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their terms, subject to enforcement limitations imposed by rules of equity, bankruptcy or similar laws;
(vi) no further action, including any filing or recording of any document is necessary or advisable in order to establish and perfect Lessor's title to and interest in, the Equipment as against Lessee or third parties, or any of them, in any applicable jurisdiction; (vii) no mortgage, deed of trust, deed to secure debt or other lien which now covers or affects, or which may hereafter cover or affect, any property or interest therein of Lessee, now attaches or hereafter will attach to the Equipment or any Items of Equipment, or in any manner affects or will affect adversely Lessor's right, title and interest therein; (viii) there is no litigation or other proceeding now pending or, to the best of Lessee's knowledge threatened, against or affecting Lessee in any court or before any regulatory commission, board or other administrative governmental agency which would directly or indirectly adversely affect or impair the title of Lessor to the Equipment, or which, if decided adversely to Lessee, would have a Materially Adverse Effect; (ix) all balance sheets, statements of profit and loss and other financial data that have been delivered to Lessor with respect to Lessee (A) are complete and correct in all material respects, (B) accurately present the financial condition of Lessee on the dates, and the results of its operations for the periods for which they have been furnished, (C) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby, and (D) disclose all known liabilities, direct and contingent, as of their respective dates; add (x) there has been no change in the condition of Lessee, financial or otherwise, since the date of the most recent financial statements delivered to Lessor with respect to Lessee other than changes in the ordinary course of business, none of which changes, either separately or in aggregate, have had or may have a Materially Adverse Effect.

         (b) Lessor hereby warrants and represents to Lessee, its successors and assigns, that: (i) Lessor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Wyoming, and is qualified to do business in, and is in good standing in the State of Wyoming; (ii) Lessor has the power and authority to execute and perform its obligations under this Agreement and the other Lease Documents;
(iii) the leasing of the Equipment from Lessor, the execution and delivery of this Agreement and the other Lease Documents, and the compliance by Lessor with the terms thereof, do not conflict with and will not result in a violation or breach of Lessor's Certificate of Organization, its Operating Agreement or conflict with any indenture, contract or agreement by which Lessor is bound, or with any statute, judgment, decree, rule or regulation binding upon Lessor;
(iv) no consent or approval of any trustee or holder of any indebtedness or other obligation of Lessor, or of any governmental authority, is necessary (or, if required, such consent or approval has been obtained) for Lessor's execution or performance of this Agreement and the other Lease Documents; and (v) this Agreement and the other Lease Documents, when executed by the duly authorized members of Lessor, will constitute legal, valid and binding obligations of Lessor, enforceable against Lessor in accordance with their terms, subject to enforcement limitations imposed by rules of equity, bankruptcy or similar laws.

         SECTION 23. LESSOR'S RIGHT TO PERFORM FOR LESSEE.

         If Lessee (i) fails to make any payment required to be made by it hereunder or (ii) fails to perform or comply with any of its covenants or agreements contained herein, then Lessor may itself, after notice to Lessee, make any such payment or perform or comply with any such agreement, and the amount of any such payment and the amount of the expenses of Lessor incurred in connection with such payment or the performance of or compliance with such covenant or agreement, as the case may be, shall, together with interest thereon accruing from the date of demand by Lessor at the Overdue Rate, be deemed Supplemental Rent due Lessor hereunder; provided, however, that no such payment, performance or compliance by Lessor shall be deemed to cure any Event of Default hereunder.

         SECTION 24. FURTHER ASSURANCES.

         Lessee will promptly and duly execute and deliver to Lessor, and any assignee of Lessor, such other documents, and perform such further acts, including, without limitation, providing such amendments to this Agreement or any Lease created hereunder as may be reasonably required by Lessor or by any assignee of Lessor from time to time in order to carry out more effectively the intent and purposes of this Agreement or any Lease created hereunder.

         SECTION 25. NOTICES.

         All notices provided for or required under the terms and provisions hereof shall be in writing, and any such notice shall be deemed given when personally delivered or when deposited in the United States mail, with proper postage prepaid, for first class certified mail, addressed (i) if to Lessor or Lessee, at their respective addresses as set forth herein or at such other address as either of them shall, from time to time, designate in writing to the other, and (ii) if to any assignee of Lessor, to the address of such assignee as such assignee shall designate in writing to Lessor and Lessee.

         SECTION 26. SEVERABILITY OF PROVISIONS.

         In the event any one or more of the provisions contained herein shall for any reason be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof.

         SECTION 27. BENEFIT.

         This Agreement shall be binding upon and shall inure to the benefit of the parties, their respective heirs, legal representatives, successors and permitted assigns.

         SECTION 28. HEADINGS.

         The paragraph headings hereof have been inserted for convenience only and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

         SECTION 29. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming.

         SECTION 30. AMENDMENTS.

         This Agreement and each other Lease Document collectively constitute the entire agreement between Lessor and Lessee with respect to the leasing of the Equipment and may be amended or modified only by a writing signed by the parties hereto or their respective successors and assigns.

         SECTION 31. PURCHASE OPTION.

         Lessee shall have the right, at any time during the Term hereof, to purchase the Equipment as of the first day of any month for a purchase price equal to the amount for that month shown on the Schedule attached as Exhibit B hereto.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.


                                        LESSOR:

                                        MELODI LANE INVESTMENTS, LLC


                                        By:  /s/ ROBERT W. ESPY III
                                           ------------------------------------

                                        Title:  Member
                                              ---------------------------------


                                        LESSEE:


                                        AIR DRILLING SERVICES, INC.

                                        By:   /s/ CHAMAN MALHOTRA
                                            -----------------------------------

                                        Title: President
                                              ---------------------------------

[CORPORATE SEAL]
                                        ATTEST: /s/ ROBERT W. ESPY III
                                               --------------------------------

                                        Title:  Secretary
                                              ---------------------------------

                               EQUIPMENT SCHEDULE

         Equipment Schedule No. 1, dated July 3, 1996, to Master Equipment Lease Agreement, dated July 3, 1996.

         This Equipment Schedule hereby incorporates by reference, as though set forth in its entirety, the provisions and definitions of the Master Equipment Lease Agreement, dated July 3, 1996, between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Lessor") and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Lessee").

1. Equipment.

MANUFACTURER:    Joy

         Quantity                 Type                      Description
         1                        WB12                      Booster

2. Definitions.

         The Basic Rent for all Items of Equipment on this Schedule shall be $2,466.67 per month and shall be payable on the first day of each calendar month (to and including the Last Basic Rent Date identified on the relevant Certificate of Acceptance), or, when the first day of the month falls on a nonbusiness day, the first business day thereafter (each such date referred to as a "Basic Rent Date"). The definitions on the relevant Certificate of Acceptance are applicable to this Schedule.

                           CERTIFICATE OF ACCEPTANCE

         Attached to and made a part of Equipment Schedule No. 1, dated July 3, 1996 to Master Equipment Lease Agreement (the "Equipment Lease") dated July 3, 1996, between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Lessee") and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Lessor").

CONDITION OF EQUIPMENT.

         The Lessee certifies that all Items of Equipment described below have been delivered to the location indicated below, properly installed, tested and inspected by the Lessee, found to be in good order, and accepted as Items of Equipment under the Equipment Lease, all on the date indicated.

First basic rent date: July 1, 1996        Manufacturer: Joy
Last basic rent date:  June 1, 2001        Location of Equipment: Casper
Expiration date:      June 30, 2001        Acceptance date: July 3
Overdue rate:________________________

Items of Equipment: Booster

         Model                    Serial                    Casualty
         Features                 Number                    Value

         Joy Booster, #B93
         Model #WB-12             A40O47/12VA55688          $165,000.00

         The Lessee hereby represents and warrants to Lessor that (i) no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become such an Event of Default under the Equipment Lease has occurred and is continuing, and (ii) the Lessee has obtained and there are in full force and effect, all insurance policies with respect to the Equipment required to be obtained under terms of the Equipment Lease.

         All capitalized terms used herein without definition shall be used as defined in the Equipment Lease.

                                        LESSEE:  AIR DRILLING SERVICES, INC.


                                        By:   /s/ ROBERT W. ESPY III
                                            -----------------------------------
                                        Title:   V. President
                                               --------------------------------

[CORPORATE SEAL]                        ATTEST:   /s/ H. ROSS ARNOLD
                                               --------------------------------
                                        Title:   Chairman
                                               --------------------------------

                               EQUIPMENT SCHEDULE

         Equipment Schedule No. 2, dated July 3, to Master Equipment Lease Agreement, dated July 3, 1996.

         This Equipment Schedule hereby incorporates by reference, as though set forth in its entirety, the provisions and definitions of the Master Equipment Lease Agreement, dated July 3, 1996, between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Lessor") and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Lessee").

1. Equipment.

MANUFACTURER:    Joy

         Quantity                 Type                      Description
         1                        WB12                      Booster

2. Definitions.

          The Basic Rent for all Items of Equipment on this Schedule shall be $2,466.67 per month and shall be payable on the first day of each calendar month (to and including the Last Basic Rent Date identified on the relevant Certificate of Acceptance), or, when the first day of the month falls on a nonbusiness day, the first business day thereafter (each such date referred to as a "Basic Rent Date"). The definitions on the relevant Certificate of Acceptance are applicable to this Schedule.

                           CERTIFICATE OF ACCEPTANCE

        Attached to and made a part of Equipment Schedule No. 2, dated July 3, to Master Equipment Lease Agreement (the "Equipment Lease") dated July 3, between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Lessee") and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Lessor").

CONDITION OF EQUIPMENT.

          The Lessee certifies that all Items of Equipment described below have been delivered to the location indicated below, properly installed, tested and inspected by the Lessee, found to be in good order, and accepted as Items of Equipment under the Equipment Lease, all on the date indicated.

First basic rent date: - July 1, 1996        Manufacturer: Joy
Last basic rent date: June 1, 2001           Location of Equipment: Casper
Expiration date:    June 30, 2001            Acceptance date: July 3
Overdue rate:________________________

Items of Equipment: Booster

         Model                    Serial                    Casualty
         Features                 Number                    Value

         Joy Booster, #B94
         Model #WB-12             A40048/12VA71033          $165,000.00

         The Lessee hereby represents and warrants to Lessor that (i) no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become such an Event of Default under the Equipment Lease has occurred and is continuing, and (ii) the Lessee has obtained and there are in full force and effect, all insurance policies with respect to the Equipment required to be obtained under terms of the Equipment Lease.

         All capitalized terms used here in without definition shall be used as defined in the Equipment Lease.

                                        LESSEE:  AIR DRILLING SERVICES, INC.


                                        By:  /s/ ROBERT W. ESPY III
                                            -----------------------------------

                                        Title: Vice President
                                               --------------------------------

[CORPORATE SEAL]                        ATTEST:  /s/ H. ROSS ARNOLD
                                                -------------------------------

                                        Title:  Chairman
                                                -------------------------------

                               EQUIPMENT SCHEDULE

         Equipment Schedule No. 3, dated July 3, to Master Equipment Lease Agreement, dated July 3, 1996.

         This Equipment Schedule hereby incorporates by reference, as though set forth in its entirety, the provisions and definitions of the Master Equipment Lease Agreement, dated July 3, 1996, between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Lessor") and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Lessee").

1. Equipment.

MANUFACTURER: Joy

        Quantity                  Type             Description
        1                         WB12             Booster

2. Definitions.

        The Basic Rent for all Items of Equipment on this Schedule shall be $2,466.67 per month and shall be payable on the first day of each calendar month (to and including the Last Basic Rent Date identified on the relevant Certificate of Acceptance), or, when the first day of the month falls on a nonbusiness day, the first business day thereafter (each such date referred to as a "Basic Rent Date"). The definitions on the relevant Certificate of Acceptance are applicable to this Schedule.

                           CERTIFICATE OF ACCEPTANCE

        Attached to and made a part of Equipment Schedule No. 3, dated July 3, to Master Equipment Lease Agreement (the "Equipment Lease") dated July 3, between MELODI LANE INVESTMENTS, LLC, a Wyoming limited liability company ("Lessee") and AIR DRILLING SERVICES, INC., a Wyoming corporation ("Lessor").

CONDITION OF EQUIPMENT.

          The Lessee certifies that all Items of Equipment described below have been delivered to the location indicated below, properly installed, tested and inspected by the Lessee, found to be in good order, and accepted as Items of Equipment under the Equipment Lease, all on the date indicated.

First basic rent date: - July 1, 1996        Manufacturer: Joy
Last basic rent date: June 1, 2001           Location of Equipment: Casper
Expiration date:    June 30, 2001            Acceptance date: July 3
Overdue rate:________________________

Items of Equipment: Booster

         Model                    Serial                    Casualty
         Features                 Number                    Value

         Joy Booster, #B95
         Model #WB-12             A40049/12VA68528          $165,000.00

         The Lessee hereby represents and warrants to Lessor that (i) no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become such an Event of Default under the Equipment Lease has occurred and is continuing, and (ii) the Lessee has obtained and there are in full force and effect, all insurance policies with respect to the Equipment required to be obtained under terms of the Equipment Lease.

         All capitalized terms used here in without definition shall be used as defined in the Equipment Lease.

                                        LESSEE:  AIR DRILLING SERVICES, INC.


                                        By:   /s/ ROBERT W. ESPY III
                                            -----------------------------------

                                        Title:   Vice President
                                               --------------------------------

[CORPORATE SEAL]                        ATTEST:   H. ROSS ARNOLD
                                                -------------------------------

                                        Title: Chairman
                                              ---------------------------------

                                   EXHIBIT B
                          AIR DRILLING SERVICES, INC.
                         SCHEDULE OF REPURCHASE OPTION
                       MASTER LEASE AGREEMENT - EQUIPMENT

       DATE                OPTION PRICE
       ----                ------------
  Up to Aug-1-96            $350,000.00
  -------------------------------------
  Up to Sep-1-96            $345,389.96
  -------------------------------------
  Up to Oct-1-96            $340,744.38
  -------------------------------------
  Up to Nov-1-96            $336,062.99
  -------------------------------------
  Up to Dec-1-96            $331,345.52
  -------------------------------------

  -------------------------------------
  Up to Jan-1-97            $326,591.68
  -------------------------------------
  Up to Feb-1-97            $321,801.20
  -------------------------------------
  Up to Mar-1-97            $316.973.79
  -------------------------------------
  Up to Apr-1-97            $312,109.17
  -------------------------------------
  Up to May-1-97            $307,207.05
  -------------------------------------
  Up to Jun-1-97            $302,267.14
  -------------------------------------
  Up to Jul-1-97            $297,289.16
  -------------------------------------
  Up to Aug-1-97            $292,272.80
  -------------------------------------
  Up to Sep-1-97            $287,217.78
  -------------------------------------
  Up to Oct-1-97            $282,123.79
  -------------------------------------
  Up to Nov-1-97            $276,990.53
  -------------------------------------
  Up to Dec-1-97            $271,817.71
  -------------------------------------

  -------------------------------------
  Up to Jan-1-98            $266,605.01
  -------------------------------------
  Up to Feb-1-98            $261,352.13
  -------------------------------------
  Up to Mar-1-98            $256,058.76
  -------------------------------------
  Up to Apr-1-98            $250,724.59
  -------------------------------------
  Up to May-1-98            $245,349.30
  -------------------------------------
  Up to Jun-1-98            $239,932.57
  -------------------------------------
  Up to Jul-1-98            $234,474.09
  -------------------------------------
  Up to Aug-1-98            $228,973.53
  -------------------------------------
  Up to Sep-1-98            $223,430.57
  -------------------------------------
  Up to Oct-1-98            $217,844.89
  -------------------------------------
  Up to Nov-1-98            $212,216.15
  -------------------------------------
  Up to Dec-1-98            $206,544.02
  -------------------------------------

  -------------------------------------
  Up to Jan-1-99            $200,828.17
  -------------------------------------
  Up to Feb-1-99            $195,068.26
  -------------------------------------
  Up to Mar-1-99            $189,263.95
  -------------------------------------
  Up to Apr-1-99            $183,414.90
  -------------------------------------
  Up to May-1-99            $177,520.76
  -------------------------------------
  Up to Jun-1-99            $171,581.19
  -------------------------------------
  Up to Jul-1-99            $165,595.84
  -------------------------------------
  Up to Aug-1-99            $159,564.35
  -------------------------------------
  Up to Sep-1-99            $153,486.37
  -------------------------------------
  Up to Oct-1-99            $147,361.53
  -------------------------------------
  Up to Nov-1-99            $141,189.48
  -------------------------------------
  Up to Dec-1-99            $134,969.86
  -------------------------------------

  -------------------------------------
  Up to Jan-1-00            $128,702.29
  -------------------------------------
  Up to Feb-1-00            $122,386.41
  -------------------------------------
  Up to Mar-1-00            $116,021.85
  -------------------------------------
  Up to Apr-1-00            $109,608.23
  -------------------------------------
  Up to May-1-00            $103,145.17
  -------------------------------------
  Up to Jun-1-00             $96,632.29
  -------------------------------------
  Up to Jul-1-00             $90,069.20
  -------------------------------------
  Up to Aug-1-00             $83,455.52
  -------------------------------------
  Up to Sep-1-00             $76,790.86
  -------------------------------------
  Up to Oct-1-00             $70,074.83
  -------------------------------------
  Up to Nov-1-00             $63,307.03
  -------------------------------------
  Up to Dec-1-00             $56,487.06
  -------------------------------------

  -------------------------------------
  Up to Jan-1-01             $49,614.52
  -------------------------------------
  Up to Feb-1-01             $42,689.01
  -------------------------------------
  Up to Mar-1-01             $35,710.11
  -------------------------------------
  Up to Apr-1-01             $28,677.42
  -------------------------------------
  Up to May-1-01             $21,590.52
  -------------------------------------
  Up to Jun-1-01             $14,448.99
  -------------------------------------
  Up to Jul-1-01              $7,252.41
  -------------------------------------
  Up to Aug-1-01                  $0.00
  -------------------------------------

                              MEMORANDUM OF LEASE

         Robert W. Espy, III and Chaman Malhotra hereby certify the following information regarding the two leases:

         1. A master equipment lease agreement dated June 23, 1996 between Melodi Lane Investments, LLC and Air Drilling Services, Inc. has the following material provisions:

            A.   Property: 3 Joy WBI2 Boosters

            B.   Term of the Lease: July 1, 1996 to June 30, 2001

         2. An industrial lease dated July 3, 1996 between Melodi Lane Investments, LLC as Landlord and Air Drilling Services, Inc., as Tenant has the following material:

            A. Property: Real Estate located at 2122 Melodi Lane, Casper, Wyoming 82601 as more particularly described on the attached exhibit.


            B.   Term of the lease: July 1, 1996 to June 30, 2001


                                        /s/ ROBERT W. ESPY, III
                                        ---------------------------------------
                                        Robert W. Espy, III
                                        Member, Melodi Lane Investments, LLC



                                        /s/ CHAMAN MALHOTRA
                                        ---------------------------------------
                                        Chaman Malhotra
                                        President, Air Drilling Services, Inc.

THE STATE OF COLORADO             )
COUNTY OF ARAPAHOE                )ss.

         The foregoing instrument was acknowledged before me by Robert W. Espy III, Member of Melodi Lane Investments, LLC and by Chaman Malhotra, President of Air Drilling Services Inc. this 1st day of July, 1996.

         Witness my hand and official seal.


                                        /s/ TWYLA K. SCHWIEGER
[NOTARY SEAL]                           ---------------------------------------
                                        Notary Public: Twyla K. Schwieger
                                        13111 E. Briarwood Ave., Suite 360
                                        Englewood, Colorado 80112

My commission expires: December 7, 1999.